UNIVERSAL ANNUITY


ANNUAL REPORTS
DECEMBER 31, 2000








                                [UMBRELLA LOGO]










                      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                      THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES

                      THE TRAVELERS MONEY MARKET ACCOUNT
                      FOR VARIABLE ANNUITIES












   [TRAVELERS INSURANCE LOGO]
   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

[TAMIC LOGO]    Travelers Asset Management International Company, LLC ("TAMIC")
                provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Growth and Income Stock
                Account for Variable Annuities, The Travelers Quality Bond
                Account for Variable Annuities and The Travelers Money Market
                Account for Variable Annuities.


[TIMCO LOGO]    The Travelers Investment Management Company ("TIMCO"] provides equity management and subadvisory services for The Travelers
                Growth and Income Stock Account for Variable Annuities.

[TRAVELERS INSURANCE LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 2000



MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. And the more speculative the market, the harder the fall. Full-year returns followed the same pattern - a startling contrast to the year before when markets went up dramatically.

A look at U.S. markets may be illustrative. The broad stock market, as measured by the Standard and Poor's 500 Stock Index ("S&P 500"),(1) declined 9.10% in 2000. Stocks in the Russell 1000 Value Index(2) bucked the down trend and rose a modest 7.01%. The generally faster growing stocks in the Nasdaq Composite Index,(3) however, fell 39.29%, it's worst year since its inception in 1971. The Nasdaq Composite Index heavy technology component exacerbated the decline, as many investors sold their technology-related issues. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the previous year's performance. In 1999 the Nasdaq Composite Index climbed 85.59% - its best year since 1971. Again technology stocks had a significant, although over this period, positive, impact. But with the decline of last year, the Nasdaq gave back most of its 1999 gains. What caused this volatility? Why did Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings estimates rose. They hit their peak in March 2000, then weakened as it became clearer that the economy and earnings growth estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus estimates for S&P 500 operating earnings for 2001 slipped from a high of $63.25 to $62.15 over the course of the last year. Earnings estimates have been trimmed because of declining expectations for sales. Corporate margins, or profitability per dollar of revenues, generally continue to be strong. But revenues have been lower than analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors continued to enjoy strong performance in the fourth quarter of 2000.

The overall investment-grade(4) bond market returned 4.2%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index,(5) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. (Past performance is not indicative of future results.)

--------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
(3) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
(5) The Salomon Smith Barney Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Broad Investment Grade Index and the three-month Treasury Bills returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly - quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn led the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. As it turned out, the central bankers appeared to be right. The Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The economy slowed and retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product 'GDP'(6) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(7) on January 3, 2001. Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.










DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

SANDIP A. BHAGAT, CFA, PRESIDENT AND CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY



--------
(6) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
(7) A basis point is 0.01% or one one-hundredth of a percent.

                                TABLE OF CONTENTS




                                                                                                 PAGE
-----------------------------------------------------------------------------------------------------
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES............................................................................ 4


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES.........................................18


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES.........................................28

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Asset Management International Company, LLC ("TAMIC") with the Travelers Investment Management Company ("TIMCO') serving as subadvisor. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poors 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 2000, Account GIS declined 10.8%, before fees and expenses, underperforming the S&P 500 loss of 9.1%. Net of fees and expenses, Account GIS's total loss of 12.5% for 2000 also lagged the 1.2% loss for variable annuity stock accounts in the Lipper Growth & Income category. A discussion of portfolio performance in 2000 is presented next with a closer look at the second half of the year.

The Technology sector performed most poorly in 2000 while defensive and interest-rate sensitive sector fared well as interest rates began to fall towards the end of the year. Value stocks performed significantly better than growth stocks. Our stock selection was adverse in the Technology, Producer Durables and Utilities sectors.

In the Technology sector, high valuations left little room for earnings disappointment. During the third quarter, our overweight position in Apple Computer was a disappointment after the company reported that earnings would be substantially below expectations due to weak demand. Intel also preannounced an earnings shortfall, negatively impacting our performance.

Semiconductor and telecommunications equipment stocks were also hit hard on concerns of an inventory build-up, excess supply and falling demand. The collapse of these stocks (Altera Corp., Xilnix, Inc., Analog Devices Inc., Scientific-Atlanta, Inc.) and the Internet e-business group (VeriSign Inc., BroadVision Inc.) hurt relative performance in the second half of 2000. At the same time we did benefit from an underweight in Texas Instruments, Inc. as investors anticipated a slowdown in semiconductor revenue growth. The underweight in Dell Computer Corp. worked well as investors projected slower personal computer sales and prices.

We were hurt in the Producer Durables sector by our overweight positions in Corning, Inc. and General Electric Co. Corning's fiber-optic business was affected by concerns of lower capital spending as the overall economy slowed while General Electric stumbled on integration fears in its merger with Honeywell.

In the Utilities sector, our emphasis on faster growing telecommunications companies at the expense of electric utilities and gas distribution companies had worked nicely in 1998 and 1999. Our positions here in Worldcom, Nextel Communications, Inc. and Sprint Corp.-PCS Group lost ground in 2000 in the face of a slower economy and growing competition.

As evidence of an economic slowdown mounts, all eyes are on the Federal Reserve Board as investors hope that an easier monetary policy provides relief to counteract the negative earnings outlook. As the market seesaws between these two forces, volatility may be expected to remain high. Despite a brief recent period of underperformance, we are confident that our dual focus on improving earnings fundamentals and discounted stock valuations will pay off over time and we continue to screen our research universe of over 1,000 large cap securities for companies with these two main attributes.



PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA





                                  [TAMIC LOGO]


                                  [TIMCO LOGO]

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000


ASSETS:
  Investment securities, at market value (cost $743,917,532) .......................... $   859,867,373
  Receivables:
    Dividends .........................................................................          93,171
    Investment securities sold ........................................................       3,787,013
    Purchase payments and transfers from other Travelers accounts .....................         442,441
  Other assets ........................................................................          22,230
                                                                                        ----------------

      Total Assets ....................................................................     864,212,228
                                                                                        ----------------


LIABILITIES:
  Cash overdraft ......................................................................             898
  Payables:
    Investment securities purchased ...................................................       6,233,123
    Contract surrenders and transfers to other Travelers accounts .....................         497,257
    Investment management and advisory fees ...........................................         141,904
    Variation on futures margin .......................................................          91,000
    Insurance charges .................................................................         274,940
  Accrued liabilities .................................................................          81,037
                                                                                        ----------------

      Total Liabilities ...............................................................       7,320,159
                                                                                        ----------------

NET ASSETS:                                                                             $   856,892,069
                                                                                        ================



                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
  Dividends ........................................................  $      9,307,610
  Interest  ........................................................           963,043
                                                                      -----------------
    Total income ...................................................                     $    10,270,653

EXPENSES:
  Investment management and advisory fees ..........................         5,961,627
  Insurance charges ................................................        11,731,483
                                                                      -----------------

    Total expenses .................................................                          17,693,110
                                                                                         ----------------

      Net investment loss ..........................................                          (7,422,457)
                                                                                         ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
      ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold .......................       668,902,580
    Cost of investment securities sold .............................       573,303,999
                                                                      -----------------

      Net realized gain ............................................                          95,598,581

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1999 ...........................       329,495,935
    Unrealized gain at December 31, 2000 ...........................       115,949,841
                                                                      -----------------

      Net change in unrealized gain (loss) for the year ............                        (213,546,094)
                                                                                         ----------------

        Net realized gain and change in unrealized gain (loss) .....                        (117,947,513)
                                                                                         ----------------

  Net decrease in net assets resulting from operations .............                     $  (125,369,970)
                                                                                         ================


                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                            2000              1999
                                                                            ----              ----
OPERATIONS:
  Net investment loss ............................................    $     (7,422,457)  $    (5,292,085)
  Net realized gain from investment security transactions ........          95,598,581       183,428,890
  Net change in unrealized gain (loss) on investment
    securities....................................................        (213,546,094)       16,046,336
                                                                      -----------------  ----------------

    Net increase (decrease) in net assets resulting from
      operations ..................................................       (125,369,970)      194,183,141
                                                                      -----------------  ----------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 2,293,907 and 2,777,936 units, respectively)....         51,808,532        57,722,048
  Participant transfers from other Travelers accounts
    (applicable to 2,584,078 and 4,293,186 units, respectively)....         58,719,406        88,841,951
  Administrative charges
    (applicable to 28,955 and 28,450 units, respectively)..........           (624,356)         (620,057)
  Contract surrenders
    (applicable to 4,123,931 and 3,595,965 units, respectively)....        (93,828,914)      (75,854,139)
  Participant transfers to other Travelers accounts
    (applicable to 4,594,066 and 3,893,858 units, respectively)....       (104,885,805)      (80,968,008)
  Other payments to participants
    (applicable to 133,611 and 203,710 units, respectively)........         (2,984,672)       (4,323,110)
                                                                      -----------------  ----------------

    Net decrease in net assets resulting from unit transactions....        (91,795,809)      (15,201,315)
                                                                      -----------------  ----------------

      Net increase (decrease) in net assets........................       (217,165,779)      178,981,826

NET ASSETS:
  Beginning of year................................................      1,074,057,848       895,076,022
                                                                      -----------------  ----------------

  End of year......................................................   $    856,892,069   $ 1,074,057,848
                                                                      =================  ================



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $504,875,012 and $575,289,729, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $4,135,649 and $5,064,129, respectively, for the year ended December 31, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $109,359 and $58,130 for the years ended December 31, 2000 and 1999, respectively.

    At December 31, 2000, Account GIS held 20 open S&P 500 Stock Index futures contracts expiring in March, 2001. The underlying face value, or notional value, of these contracts at December 31, 2000 amounted to $6,675,000. In connection with these contracts, short-term investments with a par value of $1,250,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were ($2,620,825) and $3,444,687 for the years ended December 31, 2000 and 1999, respectively. These gains (losses) are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2000 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Company, LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $21,993 and $25,099 for the years ended December 31, 2000 and 1999, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $539,334 and $296,975 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $18,869,000 and $22,919,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 2000 and 1999, respectively. Transactions with this affiliate during the years ended December 31, 2000 and 1999, were comprised of participant purchase payments of approximately $230,000 and $761,000 and contract surrenders of approximately $1,554,000 and $2,546,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                          DECEMBER 31, 2000
                                                                      ----------------------------------------------------------

                                                                                                   UNIT              NET
                                                                                    UNITS          VALUE            ASSETS
                                                                                    -----          -----            ------
Accumulation phase of contracts issued prior to May 16, 1983 ...................    11,122,295   $  21.418    $    238,213,959
Annuity phase of contracts issued prior to May 16, 1983 ........................       290,329      21.418           6,218,180
Accumulation phase of contracts issued on or after May 16, 1983 ................    29,799,730      20.498         610,834,672
Annuity phase of contracts issued on or after May 16, 1983 .....................        79,289      20.498           1,625,258
                                                                                                              ------------------

Net Contract Owners' Equity ..............................................................................    $    856,892,069
                                                                                                              ==================

6. SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each year.)



     Contracts issued prior to May 16, 1983

                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       -------------------------------------------------------------
                                                                          2000         1999        1998        1997         1996
                                                                          ----         ----        ----        ----         ----
SELECTED PER UNIT DATA:
    Total investment income..........................................  $     .242   $     .267  $     .243  $      .233  $     .216
    Operating expenses...............................................        .376         .347        .272         .201        .154
                                                                       -----------  ----------- ----------- ------------ -----------

    Net investment income (loss).....................................       (.134)       (.080)      (.029)        .032        .062

    Unit value at beginning of year..................................      24.427       20.017      15.510       11.763       9.668
    Net realized and change in unrealized gains (losses).............      (2.875)       4.490       4.536        3.715       2.033
                                                                       -----------  ----------- ----------- ------------ -----------

    Unit value at end of year........................................  $   21.418   $   24.427  $   20.017  $    15.510  $   11.763
                                                                       ===========  =========== =========== ============ ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value............................  $    (3.01)  $     4.41  $     4.51  $      3.75  $     2.10
    Ratio of operating expenses to average net assets................       1.60%        1.60%       1.56%        1.45%       1.45%
    Ratio of net investment income (loss) to average net assets......      (.57)%       (.37)%      (.16)%         .24%        .60%
    Number of units outstanding at end of year (thousands)...........      11,413       12,646      13,894       15,194      16,554
    Portfolio turnover rate..........................................         52%          47%         50%          64%         85%

    Contracts issued on or after May 16, 1983

                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       -------------------------------------------------------------
                                                                          2000         1999        1998        1997         1996
                                                                          ----         ----        ----        ----         ----
SELECTED PER UNIT DATA:
    Total investment income..........................................  $     .232   $     .256  $     .234  $      .228  $     .212
    Operating expenses...............................................        .416         .385        .303         .228        .175
                                                                       -----------  ----------- ----------- ------------ -----------

    Net investment income (loss).....................................       (.184)       (.129)      (.069)         -          .037

    Unit value at beginning of year..................................      23.436       19.253      14.955       11.371       9.369
    Net realized and change in unrealized gains (losses).............      (2.754)       4.312       4.367        3.584       1.965
                                                                       -----------  ----------- ----------- ------------ -----------

    Unit value at end of year........................................  $   20.498   $   23.436  $   19.253  $    14.955  $   11.371
                                                                       ===========  =========== =========== ============ ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value............................  $    (2.94)  $     4.18  $     4.30  $      3.58  $     2.00
    Ratio of operating expenses to average net assets................       1.85%        1.85%       1.81%        1.70%       1.70%
    Ratio of net investment income (loss) to average net assets......      (.82)%       (.62)%      (.41)%           -         .36%
    Number of units outstanding at end of year (thousands)...........      29,879       32,648      32,051       29,545      27,578
    Portfolio turnover rate..........................................         52%          47%         50%          64%         85%

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2000


                                          NO. OF            MARKET
                                          SHARES             VALUE
                                       --------------    --------------
COMMON STOCKS (97.9%)
  AEROSPACE (0.8%)
   Boeing Co.                                102,130   $     6,740,580
                                                       ----------------

  AIRLINES (0.3%)
   AMR Corp. (A)                              63,380         2,483,704
                                                       ----------------

  AUTOMOTIVE (0.9%)
   Ford Motor Co.                            163,987         3,843,445
   General Motors Corp.                       41,300         2,103,719
   Harley Davidson Inc.                       48,600         1,931,850
                                                       ----------------
                                                             7,879,014
                                                       ----------------
  BANKING (6.2%)
   Bank of America Corp.                      97,324         4,464,738
   Bank of New York                           94,200         5,198,662
   Bank One Corp.                            132,464         4,851,494
   Capital One Financial Corp.                35,300         2,323,181
   Chase Manhattan Corp.                     124,006         5,634,523
   Fifth Third BanCorp.                       28,900         1,727,680
   Firstar Corp.                             161,700         3,759,525
   FleetBoston Financial Corp.               142,122         5,338,458
   J.P. Morgan & Company, Inc.                11,000         1,820,500
   MBNA Corp.                                104,500         3,859,969
   National City Corp.                       120,600         3,467,250
   State Street Corp.                         21,500         2,670,515
   Wells Fargo & Co.                         143,530         7,992,827
                                                       ----------------
                                                            53,109,322
                                                       ----------------
  BEVERAGE (3.0%)
   Adolph Coors Co.                           39,600         3,180,375
   Anheuser-Busch Cos.                        94,000         4,277,000
   Coca-Cola Co.                             188,600        11,492,812
   PepsiCo, Inc.                             141,900         7,032,919
                                                       ----------------
                                                            25,983,106
                                                       ----------------
  BROKERAGE (3.2%)
   Bear Stearns Cos., Inc.                    61,400         3,112,213
   Charles Schwab Corp.                       84,050         2,384,919
   Lehman Brothers Holding, Inc.              77,500         5,240,937
   Merrill Lynch & Co.                        96,900         6,607,369
   Morgan Stanely Dean Witter & Co.          129,050        10,227,212
                                                       ----------------
                                                            27,572,650
                                                       ----------------
  BUILDING MATERIALS (0.2%)
   Masco Corp.                                55,700         1,430,794
                                                       ----------------


                                          NO. OF            MARKET
                                          SHARES             VALUE
                                       --------------    --------------
  CAPITAL GOODS (0.7%)
   Applied Materials, Inc. (A)                58,300   $     2,226,331
   Nucor Corp.                                12,200           484,187
   Tellabs, Inc. (A)                          56,900         3,213,075
                                                       ----------------
                                                             5,923,593
                                                       ----------------
  CHEMICALS (1.1%)
   Air Products & Chemical, Inc.              35,700         1,463,700
   Dow Chemical Co.                           49,800         1,823,925
   E.I. Dupont de Nemours & Co.               72,456         3,500,530
   Eastman Chemical Co.                       16,800           819,000
   Praxair, Inc.                              11,700           519,188
   Rohm & Haas Co.                            32,900         1,194,681
   Union Carbide Corp.                         9,000           484,313
                                                       ----------------
                                                             9,805,337
                                                       ----------------
  CONGLOMERATES (6.0%)
   General Electric Co.                      761,100        36,485,231
   Minnesota Mining & Manufacturing Co.       17,000         2,048,500
   Tyco International Ltd.                   179,300         9,951,150
   United Technologies Corp.                  37,000         2,909,125
                                                       ----------------
                                                            51,394,006
                                                       ----------------
  CONSUMER (1.8%)
   Alberto-Culver Co.                         45,600         1,952,250
   Ball Corp.                                 24,400         1,123,925
   Black & Decker Corp.                       18,900           741,825
   Colgate-Palmolive Co.                      65,100         4,202,205
   Kimberly Clark Corp.                       39,160         2,768,220
   Procter & Gamble Co.                       61,470         4,821,553
                                                       ----------------
                                                            15,609,978
                                                       ----------------
  DEFENSE (0.3%)
   Lockheed Martin Corp.                      80,300         2,726,185
                                                       ----------------

  ENTERTAINMENT (2.3%)
   Carnival Corp.                             78,400         2,415,700
   Harrah's Entertainment (A)                 58,400         1,540,300
   Time Warner Inc.                          108,300         5,657,592
   Viacom, Inc. (A)                          116,676         5,454,603
   Walt Disney Co.                           168,465         4,874,956
                                                       ----------------
                                                            19,943,151
                                                       ----------------
  FINANCE (2.0%)
   American Express Co.                      154,500         8,487,844
   Household Finance Corp.                    62,400         3,432,000
   Knight Trading Group (A)                  143,100         1,998,935
   Providian Financial Corp.                  57,200         3,289,000
                                                       ----------------
                                                            17,207,779
                                                       ----------------

                                          NO. OF            MARKET
                                          SHARES             VALUE
                                       --------------    --------------
  FOOD (1.2%)
   Keebler Foods                              57,100   $     2,366,081
   McDonald's Corp.                           52,600         1,788,400
   Sysco Corp.                               139,600         4,188,000
   Tricon Global Restaurants (A)              56,500         1,864,500
                                                       ----------------
                                                            10,206,981
                                                       ----------------
  HEALTHCARE (2.7%)
   Abbott Laboratories                        70,500         3,414,844
   Appelera Corp-Applied
     Biosystems Group                         34,500         3,245,156
   Cardinal Health, Inc.                      46,300         4,612,637
   HCA-The Healthcare Company                 73,600         3,239,136
   Tenet Healthcare (A)                       58,500         2,599,594
   Trigon Healthcare (A)                      37,800         2,941,313
   UnitedHealth Group, Inc. (A)               48,400         2,970,550
                                                       ----------------
                                                            23,023,230
                                                       ----------------
  INDEPENDENT ENERGY (0.2%)
   Apache Corp.                               28,800         2,017,800
                                                       ----------------

  INSURANCE (4.1%)
   Ambac Financial Group, Inc.                36,300         2,116,744
   American General Corp.                     16,700         1,361,050
   Chubb Corp.                                37,400         3,235,100
   CIGNA Corp.                                34,800         4,604,040
   International Lease Financial Corp.       163,188        16,084,217
   Lincoln National Corp.                     55,400         2,621,112
   MBIA Inc.                                  30,500         2,260,813
   MGIC Investment                            50,400         3,398,850
                                                       ----------------
                                                            35,681,926
                                                       ----------------
  INTEGRATED ENERGY (5.8%)
   Anadarko Petroleum                         22,800         1,620,624
   Chevron Corp.                              58,500         4,939,594
   Conoco, Inc.                               43,804         1,267,578
   Exxon Mobil Corp.                         265,398        23,073,039
   Kerr-Mcgee Corp.                           28,700         1,921,106
   Occidental Petroleum Corp.                 29,900           725,075
   Phillips Petroleum Co.                     19,100         1,086,313
   Royal Dutch Petroleum Co.                 150,800         9,132,825
   Texaco, Inc.                               38,300         2,379,387
   Unocal Corp.                               31,800         1,230,262
   USX-Marathon Group                         22,400           621,600
   Williams Cos.                              53,700         2,144,644
                                                       ----------------
                                                            50,142,047
                                                       ----------------
  LODGING (0.3%)
   Marriott International, Inc.               58,700         2,480,075
                                                       ----------------

  MEDIA  (2.2%)
   Clear Channel
     Communications, Inc. (A)                 42,830         2,074,578
   Comcast Corp.                             101,400         4,230,286
   Gannett Company, Inc.                      32,200         2,030,613
   Interpublic Group Companies, Inc.          39,700         1,689,731
   Knight-Ridder, Inc.                        32,600         1,854,125
   McGraw-Hill Companies                      43,300         2,538,462
   Reader's Digest Association                48,800         1,909,300
   Tribune Co.                                57,500         2,429,375
                                                       ----------------
                                                            18,756,470
                                                       ----------------


                                          NO. OF            MARKET
                                          SHARES             VALUE
                                       --------------    --------------
  METALS (0.5%)
   Alcan Aluminum Ltd.                        14,400   $       492,300
   Alcoa, Inc.                                65,844         2,205,774
   Barrick Gold Corp.                         54,300           889,434
   Phelps Dodge Corp.                         19,000         1,060,437
                                                       ----------------
                                                             4,647,945
                                                       ----------------
  NATURAL GAS PIPELINE (0.9%)
   Dynegy Inc.                                24,000         1,345,500
   Enron Corp.                                80,300         6,674,938
                                                       ----------------
                                                             8,020,438
                                                       ----------------
  OIL FIELD (0.8%)
   Baker Hughes Inc.                          24,200         1,005,813
   Halliburton Co.                            34,400         1,247,000
   Schlumberger Ltd.                          39,800         3,181,512
   Transocean Sedco Forex, Inc.               21,382           983,572
                                                       ----------------
                                                             6,417,897
                                                       ----------------
  PAPER (0.7%)
   Avery Dennison Corp.                       20,200         1,108,475
   Georgia-Pacific Group                      26,800           834,150
   International Paper Co.                    59,600         2,432,425
   Mead Corp.                                 22,850           716,919
   Weyerhaeuser Co.                           15,800           801,850
                                                       ----------------
                                                             5,893,819
                                                       ----------------
  PHARMACEUTICALS (10.6%)
   Allergan, Inc.                             27,700         2,681,706
   ALZA Corp. (A)                             58,800         2,499,000
   American Home Products Corp.               40,200         2,554,710
   Amgen, Inc. (A)                            59,700         3,818,937
   Baxter International, Inc.                 22,100         1,951,706
   Biomet, Inc.                               47,900         1,904,025
   Bristol-Myers Squibb Co.                  139,900        10,343,856
   Eli Lilly & Co.                            51,500         4,792,719
   Forest Laboratories, Inc. (A)              20,200         2,684,075
   Johnson & Johnson                         111,700        11,735,481
   MedImmune, Inc. (A)                        14,600           696,695
   Merck & Co., Inc.                         169,000        15,822,625
   Pfizer, Inc.                              473,265        21,770,190
   Pharmacia Corp.                            90,748         5,535,628
   Schering-Plough Corp.                      38,200         2,167,850
                                                       ----------------
                                                            90,959,203
                                                       ----------------
  REFINING (0.1%)
   Tosco Corp.                                19,800           671,963
                                                       ----------------

  RETAILERS (4.1%)
   Bed Bath & Beyond, Inc. (A)                74,200         1,662,547
   Best Buy Company, Inc. (A)                 32,900           972,606
   CDW Computer Centers (A)                   28,700           800,013
   CVS Corp.                                  28,200         1,690,237
   Federated Department Stores (A)            56,100         1,963,500
   Home Depot, Inc.                          113,447         5,183,110
   Kohl's Corp. (A)                           76,800         4,684,800
   Walgreen Co.                               72,300         3,023,044
   Wal-Mart Stores, Inc.                     293,800        15,608,125
                                                       ----------------
                                                            35,587,982
                                                       ----------------

                                          NO. OF            MARKET
                                          SHARES             VALUE
                                       --------------    --------------
  SERVICES (4.7%)
   Biogen, Inc. (A)                           12,300   $       739,154
   Manpower, Inc.                             49,800         1,892,400
   Medtronic, Inc.                            44,000         2,656,500
   Microsoft (A)                             379,300        16,464,010
   Oracle Corp. (A)                          473,148        13,750,864
   Paychex, Inc.                             105,300         5,123,508
                                                       ----------------
                                                            40,626,436
                                                       ----------------
  SUPERMARKETS (1.0%)
   Kroger Co. (A)                            146,900         3,975,481
   Safeway, Inc. (A)                          71,530         4,470,625
                                                       ----------------
                                                             8,446,106
                                                       ----------------
  TECHNOLOGY (17.2%)
   Adobe Systems, Inc.                        43,100         2,507,881
   Agilent Technologies, Inc. (A)             68,100         3,728,475
   Altera Corp. (A)                           54,800         1,443,640
   America Online, Inc. (A)                  162,300         5,648,040
   Analog Devices, Inc. (A)                   93,000         4,760,438
   Ariba Inc. (A)                             11,600           622,413
   Automatic Data Processing                  32,600         2,063,988
   BroadVision Inc. (A)                       79,400           937,913
   Cisco Systems, Inc. (A)                   546,100        20,888,326
   Compaq Computer Corp.                     124,368         1,871,738
   Corning, Inc.                              96,300         5,085,844
   EMC Corp. (A)                             139,200         9,256,800
   First Data Corp.                           58,400         3,076,950
   Hewlett Packard Co.                        93,600         2,954,250
   Intel Corp.                               502,510        15,106,707
   International Business
     Machines Corp.                          139,700        11,874,500
   ITT Industries                            102,200         3,960,250
   JDS Uniphase Corp. (A)                     97,400         4,054,275
   Lam Research  (A)                          53,400           777,638
   Linear Technology Corp.                    35,800         1,654,633
   Lucent Technologies                       180,698         2,439,423
   Mercury Interactive Co. (A)                11,200         1,010,451
   Micron Technologies, Inc. (A)              93,200         3,308,600
   Network Appliance Corp. (A)                24,900         1,598,269
   Palm, Inc. (A)                             66,300         1,875,050
   PerkinElmer, Inc.                          16,500         1,732,500
   QUALCOMM, Inc. (A)                         58,300         4,789,712
   Sanmina Corp. (A)                          41,500         3,181,237
   Scientific-Atlanta, Inc.                   92,200         3,002,263
   Siebel Systems, Inc. (A)                   37,800         2,555,045
   Solectron Corp. (A)                        42,600         1,444,140
   Sun Microsystem, Inc. (A)                 323,900         9,018,606
   Texas Instruments, Inc.                    95,500         4,524,312
   TranSwitch Corp. (A)                       53,700         2,102,693
   VERITAS Software Corp. (A)                 23,800         2,083,244
   Xilinx, Inc. (A)                           21,500           995,718
                                                       ----------------
                                                           147,935,962
                                                       ----------------


                                          NO. OF            MARKET
                                          SHARES             VALUE
                                       --------------    --------------
  TELECOMMUNICATIONS (6.6%)
   ALLTEL Corp.                               29,600   $     1,848,150
   AT&T Corp.                                210,865         3,650,600
   BellSouth Corp.                           109,200         4,470,375
   Broadcom Corp. (A)                         28,600         2,403,295
   Global Crossing Ltd. (A)                   50,800           727,075
   MCI Worldcom, Inc. (A)                    222,626         3,130,678
   Nextel Communications, Inc. (A)           137,400         3,396,363
   Nortel Networks Corp.                     229,100         7,345,519
   Qwest Communications International        133,175         5,460,175
   SBC Communications, Inc.                  199,918         9,546,085
   Sprint Corp. - PCS Group (A)              178,706         3,652,304
   Telephone & Data Systems                   32,600         2,934,000
   Verizon Communications, Inc.              157,198         7,879,550
                                                       ----------------
                                                            56,444,169
                                                       ----------------
  TOBACCO (1.1%)
   Philip Morris Cos.                        208,100         9,156,400
                                                       ----------------

  TRANSPORTATION SERVICES (0.3%)
   PACCAR, Inc.                               45,000         2,217,659
                                                       ----------------

  U.S. AGENCY (1.3%)
   Federal Home Loan Mortgage Corp.           63,000         4,339,125
   Federal Association National
     Mortgage                                 79,200         6,870,600
                                                       ----------------
                                                            11,209,725
                                                       ----------------
  UTILITIES (2.7%)
   AES Corp. (A)                              57,300         3,172,987
   Dominion Resources, Inc.                   49,000         3,283,000
   Exelon Corp.                               57,200         4,016,012
   FirstEnergy Corp.                          91,400         2,884,813
   FPL Group, Inc.                            54,000         3,874,500
   Montana Power Co.                          31,600           655,700
   PG&E Corp.                                 69,000         1,380,000
   Southern Co.                               31,200         1,037,400
   TXU Corp.                                  69,300         3,070,856
                                                       ----------------
                                                            23,375,268
                                                       ----------------

   TOTAL COMMON STOCK
    (COST $725,771,813)                                    841,728,700
                                                       ----------------

                                         PRINCIPAL          MARKET
                                          AMOUNT             VALUE
                                       --------------    --------------
SHORT-TERM INVESTMENTS (2.1%)
  COMMERCIAL PAPER (2.0%)
   Windmill Funding Corp.,
    6.78% due January 3, 2001       $      4,600,000   $     4,595,800
   GM Acceptance Corp.,
    6.73% due January 9, 2001             10,000,000         9,979,990
   Household Finance Corp.,
    6.70% due January 2, 2001              2,334,000         2,332,294
                                                       ----------------
                                                            16,908,084
                                                       ----------------
  U.S. TREASURY (0.1%)
   United States of America Treasury,
    6.30% due April 12, 2001 (B)           1,250,000         1,230,589
                                                       ----------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $18,145,719)                          18,138,673
                                                       ----------------


                                         NOTIONAL
                                           VALUE
                                       --------------
  FUTURES CONTRACTS (0.0%)
   S&P 500 Stock Index,
    Exp. March, 2001 (C)            $      6,675,000                 -
                                                       ----------------

    TOTAL INVESTMENTS (100%)
     (COST $743,917,532) (D)                           $   859,867,373
                                                       ================


NOTES

(A)    Non-income Producing Security.

(B) Par value of $1,250,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

 (D) At December 31, 2000, net unrealized appreciation for all securities was $115,949,841. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $177,846,682 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $61,896,841.



                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Growth and Income Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the selected per unit data and ratios for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying selected per unit data and ratios for each of the years in the three-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and selected per unit data and ratios for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                    KPMG LLP

Hartford, Connecticut
February 15, 2001

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Quality Bond Account for Variable Annuities ("Account QB") returned 5.94% before fees and expenses, for the year versus 10.12% for the Lehman Intermediate Government/Corporate Bond Index (The Lehman Intermediate Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds). Account QB underperformed it's benchmark by 418 basis points for the year. The underperformance can be attributed to the portfolio's overweight in spread product versus treasuries and the impact of credit problems at Finova Capital Corp. and Saks, Inc. exposures. Saks, Inc. has struggled due to uncertainty regarding corporate restructuring and Finova Capital Corp. has been downgraded due to bad loans.

For the year-end, the Federal Reserve Board ("Fed") left interest rates unchanged despite continuing signs of a slowing economy. The yield curve remained inverted through year-end, but appears to be regaining a more normal slope at maturities of five years or greater. Yields fell across the entire curve through the end of the year. The three-month rate fell 31 basis points to 5.89% while the 10-year fell 71 to 5.11% and the 30-year fell 47 to 5.46%. The ten and thirty year yields are both in the lowest 10% of their historical values. This bond market rally reflected investors fears of an impending recession, and an accompanying flight to safer investments.

We continue to hold an overweight corporate mindset. While spreads did widen and credit issues crept up, we remain diligent in choosing under-valued product and seeking issues with total return potential. Comparison of risk versus yield still shows the credit sector to be undervalued, although realization of the benefits of buying bonds at high spreads could take some time, as these last few months have shown.

PORTFOLIO MANAGER:  F. DENNEY VOSS



                                  [TAMIC LOGO]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000


ASSETS:
  Investment securities, at market value (cost $119,481,614) ...................          $ 117,936,807
  Cash .........................................................................                  2,608
  Receivables:
    Interest ...................................................................              2,264,321
    Purchase payments and transfers from other Travelers accounts ..............                 43,848
  Other assets .................................................................                  1,101
                                                                                        ----------------

      Total Assets .............................................................            120,248,685
                                                                                        ----------------


LIABILITIES:
  Payables:
    Contract surrenders and transfers to other Travelers accounts ..............                217,021
    Investment management and advisory fees ....................................                 10,637
    Insurance charges ..........................................................                 38,452
  Accrued liabilities ..........................................................                  7,553
                                                                                        ----------------

      Total Liabilities ........................................................                273,663
                                                                                        ----------------

NET ASSETS:                                                                               $ 119,975,022
                                                                                        ================



                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
  Interest.........................................................                      $     9,172,638

EXPENSES:
  Investment management and advisory fees..........................   $        407,112
  Insurance charges................................................          1,484,828
                                                                      -----------------

    Total expenses.................................................                            1,891,940
                                                                                         ----------------

      Net investment income........................................                            7,280,698
                                                                                         ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
      ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold.......................        128,956,327
    Cost of investment securities sold.............................        132,495,168
                                                                      -----------------

      Net realized loss............................................                           (3,538,841)

  Change in unrealized gain (loss) on investment securities:
    Unrealized loss at December 31, 1999...........................         (3,194,214)
    Unrealized loss at December 31, 2000...........................         (1,544,807)
                                                                      -----------------

      Net change in unrealized gain (loss) for the year............                            1,649,407
                                                                                         ----------------

        Net realized loss and change in unrealized gain (loss).....                           (1,889,434)
                                                                                         ----------------

  Net increase in net assets resulting from operations.............                      $     5,391,264
                                                                                         ================


                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                            2000              1999
                                                                            ----              ----
OPERATIONS:
  Net investment income............................................   $      7,280,698   $     7,682,536
  Net realized loss from investment security transactions..........         (3,538,841)       (3,264,548)
  Net change in unrealized gain (loss) on investment securities....          1,649,407        (3,187,953)
                                                                      -----------------  ----------------

    Net increase in net assets resulting from operations...........          5,391,264         1,230,035
                                                                      -----------------  ----------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 870,546 and 1,784,107 units, respectively)......          5,124,858        10,308,965
  Participant transfers from other Travelers accounts
    (applicable to 1,512,101 and 2,515,938 units, respectively)....          8,893,845        14,547,000
  Administrative charges
    (applicable to 13,123 and 15,591 units, respectively)..........            (78,856)          (90,289)
  Contract surrenders
    (applicable to 2,821,093 and 3,295,199 units, respectively)....        (16,759,298)      (19,155,386)
  Participant transfers to other Travelers accounts
    (applicable to 3,490,801 and 5,288,415 units, respectively)....        (20,514,038)      (30,584,506)
  Other payments to participants
    (applicable to 157,807 and 194,998 units, respectively)........           (949,077)       (1,142,207)
                                                                      -----------------  ----------------

    Net decrease in net assets resulting from unit transactions....        (24,282,566)      (26,116,423)
                                                                      -----------------  ----------------

      Net decrease in net assets...................................        (18,891,302)      (24,886,388)

NET ASSETS:
  Beginning of year................................................        138,866,324       163,752,712
                                                                      -----------------  ----------------

  End of year......................................................   $    119,975,022   $   138,866,324
                                                                      =================  ================



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $84,599,288 and $91,031,378, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $38,398,731 and $50,220,587, respectively, for the year ended December 31, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $5,639 and $7,024 for the years ended December 31, 2000 and 1999, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $83,540 and $85,184 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $341,000 and $310,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 2000 and 1999, respectively. Transactions with this affiliate during the years ended December 31, 2000 and 1999, were comprised of participant purchase payments of approximately $46,000 and $105,000 and contract surrenders of approximately $28,000 and $249,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY


                                                                                         DECEMBER 31, 2000
                                                                      ----------------------------------------------------------

                                                                                                  UNIT                NET
                                                                              UNITS               VALUE             ASSETS
                                                                              -----               -----             ------
Accumulation phase of contracts issued prior to May 16, 1983.............      5,396,766       $    6.335     $      34,197,942
Annuity phase of contracts issued prior to May 16, 1983..................         94,196            6.335               596,895
Accumulation phase of contracts issued on or after May 16, 1983..........     14,037,836            6.063            85,134,138
Annuity phase of contracts issued on or after May 16, 1983...............          7,593            6.063                46,047
                                                                                                              ------------------

Net Contract Owners' Equity...............................................................................    $     119,975,022
                                                                                                              ==================

6.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)


    Contracts issued prior to May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                          2000        1999        1998         1997        1996
                                                                          ----        ----        ----         ----        ----
SELECTED PER UNIT DATA:
    Total investment income........................................    $     .446  $     .393  $      .363  $     .353  $     .379
    Operating expenses.............................................          .081        .080         .076        .071        .067
                                                                       ----------- ----------- ------------ ----------- -----------

    Net investment income..........................................          .365        .313         .287        .282        .312

    Unit value at beginning of year................................         6.055       5.994        5.593       5.234       5.050
    Net realized and change in unrealized gains (losses)...........         (.085)      (.252)        .114        .077       (.128)
                                                                       ----------- ----------- ------------ ----------- -----------

    Unit value at end of year......................................    $    6.335  $    6.055  $     5.994  $    5.593  $    5.234
                                                                       =========== =========== ============ =========== ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value.....................................    $      .28  $      .06  $       .40  $      .36  $      .18
    Ratio of operating expenses to average net assets..............         1.33%       1.33%        1.33%       1.33%       1.33%
    Ratio of net investment income to average net assets...........         5.93%       5.22%        4.96%       5.25%       6.12%
    Number of units outstanding at end of year (thousands).........         5,491       6,224        6,880       7,683       8,549
    Portfolio turnover rate........................................          105%        340%         438%        196%        176%

    Contracts issued on or after May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                          2000        1999        1998         1997        1996
                                                                          ----        ----        ----         ----        ----
SELECTED PER UNIT DATA:
    Total investment income........................................    $     .427  $     .378  $      .350  $     .342  $     .368
    Operating expenses.............................................          .092        .091         .088        .082        .078
                                                                       ----------- ----------- ------------ ----------- -----------

    Net investment income..........................................          .335        .287          262        .260        .290

    Unit value at beginning of year................................         5.810       5.765        5.393       5.060       4.894
    Net realized and change in unrealized gains (losses)...........         (.082)      (.242)        .110        .073       (.124)
                                                                       ----------- ----------- ------------ ----------- -----------

    Unit value at end of year......................................    $    6.063  $    5.810  $     5.765  $    5.393  $    5.060
                                                                       =========== =========== ============ =========== ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value.....................................    $      .25   $     .04  $       .37  $      .33   $     .17
    Ratio of operating expenses to average net assets..............         1.57%       1.57%        1.57%       1.57%       1.57%
    Ratio of net investment income to average net assets...........         5.69%       4.97%        4.71%       5.00%       5.87%
    Number of units outstanding at end of year (thousands).........        14,045      17,412       21,251      21,521      24,804
    Portfolio turnover rate........................................          105%        340%         438%        196%        176%

\

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2000


                                         PRINCIPAL          MARKET
                                          AMOUNT             VALUE
                                       --------------    --------------
BONDS (91.1%)
  AIRLINES (1.2%)
   Delta Airlines, Inc.,
    9.25% Sinking Fund, 2007        $      1,426,795   $     1,426,838
                                                       ----------------

  FINANCE (24.6%)
   Comdisco, Inc.,
    7.25% Debentures, 2001                 6,800,000         6,315,024
   CIT Group Holdings, Inc.,
    5.91% Debentures, 2005                 5,200,000         4,937,733
   Nisource Finance Corp.,
    7.63% Debentures, 2005                 5,200,000         5,410,298
   Orix Credit Alliance,
    6.78% Debentures, 2001                 5,900,000         5,909,186
   Osprey Holdings, Inc.,
    8.31% Debentures, 2003 (A)             6,300,000         6,436,118
                                                       ----------------
                                                            29,008,359
                                                       ----------------
  FOOD (6.5%)
   Nabisco, Inc.,
    6.70% Debentures, 2002                 7,800,000         7,724,816
                                                       ----------------

  GAMING (6.0%)
   Park Place Entertainment,
    7.95% Debentures, 2003                 7,000,000         7,098,854
                                                       ----------------

  HEALTHCARE (4.2%)
   HCA-The Healthcare Company,
    6.87% Debentures, 2003                 5,000,000         4,899,280
                                                       ----------------

  MEDIA (4.4%)
   Cox Communications, Inc.,
    7.75% Debentures, 2010                 5,000,000         5,201,415
                                                       ----------------

  PAPER (3.9%)
   International Paper Co.,
    8.13% Debentures, 2005                 4,400,000         4,567,200
                                                       ----------------

  RAILROADS (4.8%)
   CSX Corp.,
    9.00% Debentures, 2006                 5,200,000         5,692,757
                                                       ----------------

  REAL ESTATE (5.5%)
   Nationwide Health Properties,
     Inc.,
    6.90% Debentures, 2037                 7,000,000         6,424,796
                                                       ----------------

  RETAILERS (5.4%)
   Saks, Inc.,
    7.00% Debentures, 2004                 1,000,000           725,000
   Saks, Inc.,
    7.25% Debentures, 2004                 4,000,000         2,900,000
   Saks, Inc.,
    7.38% Debentures, 2019                 2,000,000           990,000
   Target Corp.,
    6.80% Debentures, 2001                 1,800,000         1,801,379
                                                       ----------------
                                                             6,416,379
                                                       ----------------


                                         PRINCIPAL          MARKET
                                          AMOUNT             VALUE
                                       --------------    --------------
  TELECOMMUNICATIONS (15.5%)
   KPN Quest NV,
    7.50% Debentures, 2005          $      5,200,000   $     5,066,875
   Telecom New Zealand Finance,
    6.25% Debentures, 2003                 7,500,000         7,371,990
   Verizon Global Funding Corp.,
    7.25% Debentures, 2010                 5,800,000         5,899,632
                                                       ----------------
                                                            18,338,497
                                                       ----------------
  UTILITIES (9.1%)
   CMS Energy Corp.,
    6.75% Debentures, 2004                 3,000,000         2,835,069
   CMS Energy Corp.,
    7.63% Debentures, 2004                 1,750,000         1,678,619
   UtiliCorp United, Inc.,
    6.88% Debentures, 2004                 6,300,000         6,215,353
                                                       ----------------
                                                            10,729,041
                                                       ----------------

    TOTAL BONDS
     (COST $109,562,216)                                   107,528,232
                                                       ----------------

  U.S. GOVERNMENT SECURITIES (6.0%)
   United States of America Treasury,
    0.00% Strips, 2011                    12,000,000         7,033,044
                                                       ----------------

    TOTAL U.S. GOVERNMENT
     SECURITIES (COST $6,542,018)                            7,033,044
                                                         --------------

  SHORT-TERM INVESTMENTS (2.9%)
    Household Finance Corp.,
    6.70% Debentures, 2001                 3,378,000         3,375,531
                                                       ----------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $3,377,380)                            3,375,531
                                                       ----------------

    TOTAL INVESTMENTS (100%)
     (COST $119,481,614) (B)                           $   117,936,807
                                                       ================


NOTES

(A)  Restricted Security.

(B) At December 31, 2000, net unrealized depreciation for all securities was $1,544,807. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $1,790,220 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $3,335,027.



                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Quality Bond Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the selected per unit data and ratios for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying selected per unit data and ratios for each of the years in the three-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and selected per unit data and ratios for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                    KPMG LLP

Hartford, Connecticut
February 15, 2001

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


For most of 2000 the economy showed continued strong growth. However, late in the fourth quarter the first signs of slowing began to appear and the topic of a possible recession in 2001 began to creep into the economic press. Gross Domestic Product growth for the fourth quarter is expected to be 2.7%, up from 2.2% in the third quarter, and growth for 2001 is expected to be 2.6%, well below the rampant growth of recent years. The unemployment rate for December remained at 4.0%.

The year ended with the 30-year Treasury Bond yield at 5.46%, down 102 basis points for the year. In a rare move, the Federal Reserve Board ("Fed") cut rates by 50 basis points on January 3 citing slackening demand in the manufacturing sector and worries about a possible slowdown in consumer spending to follow. The Federal Funds rate finished the year 2000 at 6.50%, up 100 basis points for 2000, but with the recent cut now stands at 6.00%. Most signs point towards further rate cuts by the Fed in the near future in an effort to stave off recession. Most economists are calling for further cuts of 75 to 125 basis points this year.

The strategy in management of The Travelers Money Market Account for Variable Annuities will be to slightly increase maturities from the current average life of 30 days to approximately 35 days. At December 31, 2000 the asset size of the portfolio was $146 million, with an average yield of 6.67%.


PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.



                                  [TAMIC LOGO]

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000


ASSETS:
  Investment securities, at market value (cost $146,066,168) ...................        $   146,013,344
  Cash .........................................................................                 23,579
  Receivables:
    Interest ...................................................................                 67,929
    Purchase payments and transfers from other Travelers accounts ..............              2,731,886
  Other assets .................................................................                  2,364
                                                                                        ----------------

      Total Assets .............................................................            148,839,102
                                                                                        ----------------


LIABILITIES:
  Payables:
    Contract surrenders and transfers to other Travelers accounts ..............                602,093
    Investment management and advisory fees ....................................                 12,871
    Insurance charges ..........................................................                 49,751
  Accrued liabilities ..........................................................                  4,790
                                                                                        ----------------

      Total Liabilities ........................................................                669,505
                                                                                        ----------------

NET ASSETS:                                                                             $   148,169,597
                                                                                        ================


                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
  Interest .........................................................                     $     9,802,174

EXPENSES:
  Investment management and advisory fees ..........................  $        497,116
  Insurance charges ................................................         1,921,532
                                                                      -----------------

    Total expenses .................................................                           2,418,648
                                                                                         ----------------
      Net investment income ........................................                           7,383,526
                                                                                         ----------------

  Net increase in net assets resulting from operations .............                     $     7,383,526
                                                                                         ================



                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                                             2000                  1999
                                                                                             ----                  ----
OPERATIONS:
  Net investment income ........................................................      $        7,383,526    $        4,673,687
                                                                                      -------------------   -------------------

    Net increase in net assets resulting from operations .......................               7,383,526             4,673,687
                                                                                      -------------------   -------------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 6,517,217 and 7,727,238 units, respectively) ................              16,959,975            19,296,081
  Participant transfers from other Travelers accounts
    (applicable to 140,316,362 and 137,148,554 units, respectively) ............             364,361,900           342,447,640
  Administrative charges
    (applicable to 44,838 and 44,123 units, respectively) ......................                (117,933)             (111,002)
  Contract surrenders
    (applicable to 16,614,816 and 11,795,197 units, respectively) ..............             (43,155,068)          (29,442,632)
  Participant transfers to other Travelers accounts
    (applicable to 144,513,406 and 103,863,953 units, respectively) ............            (374,859,447)         (258,947,037)
  Other payments to participants
    (applicable to 739,703 and 207,463 units, respectively) ....................              (1,933,877)             (521,752)
                                                                                      -------------------   -------------------

    Net increase (decrease) in net assets resulting from unit transactions .....             (38,744,450)           72,721,298
                                                                                      -------------------   -------------------

      Net increase (decrease) in  net assets ...................................             (31,360,924)           77,394,985

NET ASSETS:
  Beginning of year ............................................................             179,530,521           102,135,536
                                                                                      -------------------   -------------------

  End of year ..................................................................      $      148,169,597    $      179,530,521
                                                                                      ===================   ===================



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

    SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $257,414 and $191,288 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

3.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $3,923,000 and $3,431,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 2000 and 1999, respectively. Transactions with this affiliate during the years ended December 31, 2000 and 1999, were comprised of participant purchase payments of approximately $1,258,000 and $2,249,000 and contract surrenders of approximately $937,000 and $2,377,000, respectively.


4.  NET CONTRACT OWNERS' EQUITY


                                                                                            DECEMBER 31, 2000
                                                                      -----------------------------------------------------------

                                                                                                  UNIT                NET
                                                                               UNITS             VALUE              ASSETS
                                                                               -----             -----              ------
Accumulation phase of contracts issued prior to May 16, 1983 .......               24,397      $   2.786       $           67,992
Annuity phase of contracts issued prior to May 16, 1983 ............               45,357          2.786                  126,407
Accumulation phase of contracts issued on or after May 16, 1983 ....           55,374,044          2.667              147,701,345
Annuity phase of contracts issued on or after May 16, 1983 .........              102,669          2.667                  273,853
                                                                                                               ------------------

Net Contract Owners' Equity ............................................................................       $      148,169,597
                                                                                                               ==================

5.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)


    Contracts issued prior to May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                          2000        1999        1998         1997        1996
                                                                          ----        ----        ----         ----        ----
SELECTED PER UNIT DATA:
    Total investment income .......................................    $     .174  $     .135  $      .138  $     .134  $     .125
    Operating expenses ............................................          .037        .034         .033        .032        .030
                                                                       ----------- ----------- ------------ ----------- -----------

    Net investment income .........................................          .137        .101         .105        .102        .095

    Unit value at beginning of year ...............................         2.649       2.548        2.443       2.341       2.246
                                                                       ----------- ----------- ------------ ----------- -----------

    Unit value at end of year .....................................    $    2.786  $    2.649  $     2.548  $    2.443  $    2.341
                                                                       =========== =========== ============ =========== ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value ....................................         $ .14       $ .10        $ .11       $ .10       $ .10
    Ratio of operating expenses to average net assets .............         1.33%       1.33%        1.33%       1.33%       1.33%
    Ratio of net investment income to average net assets ..........         5.09%       3.87%        4.20%       4.27%       4.10%
    Number of units outstanding at end of year (thousands) ........            70          80           91         105         112

    Contracts issued on or after May 16, 1983

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                          2000        1999        1998         1997        1996
                                                                          ----        ----        ----         ----        ----
SELECTED PER UNIT DATA:
    Total investment income .......................................    $     .167  $     .130  $      .133  $     .128  $     .121
    Operating expenses ............................................          .041        .039         .038        .036        .035
                                                                       ----------- ----------- ------------ ----------- -----------

    Net investment income .........................................          .126        .091         .095        .092        .086

    Unit value at beginning of year ...............................         2.541       2.450        2.355       2.263       2.177
                                                                       ----------- ----------- ------------ ----------- -----------

    Unit value at end of year .....................................    $    2.667  $    2.541  $     2.450  $    2.355  $    2.263
                                                                       =========== =========== ============ =========== ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value ....................................    $      .13  $      .09  $       .10  $      .09  $      .09
    Ratio of operating expenses to average net assets .............         1.57%       1.57%        1.57%       1.57%       1.57%
    Ratio of net investment income to average net assets ..........         4.84%       3.62%        3.95%       4.02%       3.84%
    Number of units outstanding at end of year (thousands) ........        55,477      70,545       41,570      36,134      38,044

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2000



                                         PRINCIPAL          MARKET
                                          AMOUNT             VALUE
                                       --------------    --------------
SHORT-TERM INVESTMENTS (100%)
  COMMERCIAL PAPER (100%)
   Alcoa, Inc.,
    6.68% due January 18, 2001      $      6,500,000   $     6,476,470
   American Home Products Corp.,
    6.66% due January 22, 2001             5,200,000         5,177,458
   American Honda Financial,
    6.52% due June 25, 2001                7,500,000         7,500,000
   Asset Securitization Corp.,
    6.76% due January 23, 2001             6,025,000         5,997,803
   Bank One Corp.,
    6.58% due March 23, 2001               5,000,000         5,001,695
   Coca-Cola Co.,
    6.71% due January 16, 2001             6,500,000         6,478,803
   DE Funding Corp.,
    6.68% due January 26, 2001             6,500,000         6,467,188
   Ford Motor Credit Co.,
    6.73% due January 29, 2001             6,000,000         5,966,520
   France Telecommunications,
    6.73% due February 12, 2001            5,100,000         5,059,072
   Gannett Co. Inc.,
    6.68% due January 10, 2001             5,000,000         4,989,095
   GE Capital Corp.,
    6.72% due January 11, 2001             7,000,000         6,983,473
   GM Acceptance Corp.,
    6.72% due January 4, 2001              7,000,000         6,992,335
   Household Finance Corp.,
    6.70% due January 2, 2001              7,100,000         7,094,810
   Merck & Co. Inc.,
    6.66% due January 31, 2001             5,000,000         4,970,335
   Merrill Lynch & Co. Inc.,
    6.78% due September 13, 2001           5,000,000         5,000,866
   Morgan Stanely Dean Witter & Co.,
    6.66% due January 18, 2001             5,000,000         4,981,900


                                         PRINCIPAL          MARKET
                                          AMOUNT             VALUE
                                       --------------    --------------
  COMMERCIAL PAPER (CONTINUED)
   New Castle 2000-A,
    6.80% due January 19, 2001      $      4,500,000   $     4,482,905
   Pfizer, Inc.,
    6.64% due January 17, 2001             4,350,000         4,335,036
   Preferred Resources Funding Corp.,
    6.78% due January 26, 2001             5,000,000         4,974,760
   Providian Master Trust,
    6.67% due February 23, 2001            6,000,000         5,940,528
   Prudential Funding Corp.,
    6.68% due January 9, 2001              6,400,000         6,387,194
   TECO Financial, Inc.,
    6.71% due February 26, 2001            7,000,000         6,927,046
   UBS Finance (DE) Inc.,
    6.60% due January 2, 2001              1,000,000           999,269
   Unilever Capital Corp.,
    6.77% due September 7, 2001            5,000,000         5,002,520
   Verizon Global Funding Corp.,
    6.70% due January 14, 2002             5,000,000         4,998,601
   Windmill Funding Corp.,
    6.75% due January 16, 2001             6,850,000         6,827,662
                                                       ----------------

    TOTAL INVESTMENTS (100%)
     (COST $146,066,168)                               $   146,013,344
                                                       ================


                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Money Market Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the selected per unit data and ratios for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying selected per unit data and ratios for each of the years in the three-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and selected per unit data and ratios for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                    KPMG LLP

Hartford, Connecticut
February 15, 2001

                               Investment Adviser
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                             Investment Sub-Adviser
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



                             Independent Accountants
                                    KPMG LLP
                              Hartford, Connecticut



                                    Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York






This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.